FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2012

Warwick Valley Telephone Company

(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)

New York

(State or other jurisdiction of incorporation or organization)

47 Main Street

Warwick, New York 10990

(845) 986-8080

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

On August 10, 2012, the Company issued a press release announcing financial results for the quarter ended June 30, 2012. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Warwick Valley Telephone Company Press Release dated August 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)

Date: August 10, 2012	By: /s/ Duane W. Albro
Name: Duane W. Albro Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “WVT Communications Group Reports Second Quarter 2012 Financial Results”, dated August 10, 2012.